UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 9, 2019

INPIXON

(Exact name of registrant as specified in its charter)

Nevada	001-36404	88-0434915
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2479 E. Bayshore Road, Suite 195 Palo Alto, CA	94303
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 702-2167

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	INPX	The Nasdaq Capital Market

Explanatory Note

This Amendment No. 1 to Inpixon’s Current Report on Form 8-K (the “Amended Form 8-K”) amends Inpixon’s original Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 11, 2019, which was filed in connection with Inpixon’s proposed acquisition (the “Transaction”) of Jibestream Inc. (“Jibestream”) pursuant to a Share Purchase Agreement, dated July 9, 2019. This Amended Form 8-K is filed to provide the: (i) audited consolidated financial statements of Jibestream, which include the consolidated statements of financial position as at December 31, 2018 and December 31, 2017 and January 1, 2017, and the consolidated statements of loss and comprehensive loss, changes in deficit and cash flows for the years ended December 31, 2018 and December 31, 2017, and the notes related thereto (collectively, the “Audited Consolidated Financial Statements”); (ii) unaudited condensed interim consolidated financial statements of Jibestream, which include the consolidated statements of financial position as at March 31, 2019 and December 31, 2018, and the consolidated statement of loss and comprehensive loss, changes in deficit, and cash flows for the three months ended March 31, 2019 and March 31, 2018, and the notes related thereto (collectively, the “Interim Unaudited Consolidated Financial Statements”), and (iii) Inpixon and Jibestream’s unaudited pro forma condensed combined financial statements, which include the unaudited pro forma condensed combined balance sheet as of March 31, 2019, the unaudited pro forma condensed combined statement of operations for the three months ended March 31, 2019 and for the year ended December 31, 2018, and the notes related thereto (collectively, the “Unaudited Pro Forma Condensed Combined Financial Statements”).

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses to be acquired.

The Audited Consolidated Financial Statements and the notes related thereto, and the Interim Unaudited Consolidated Financial Statements and the notes related thereto are included as Exhibits 99.1 and 99.2, respectively, to this Amended Form 8-K and incorporated herein by reference.

(b) Pro forma financial information.

The Unaudited Pro Forma Condensed Combined Financial Statements of Inpixon and Jibestream and the notes related thereto, included as Exhibit 99.3 to this Amended Form 8-K, present the consolidated result of operations of Inpixon and Jibestream, as if the proposed acquisition had occurred on January 1, 2018 in respect of the unaudited pro forma condensed combined statements of operations and on March 31, 2019 in respect of the unaudited pro forma condensed combined balance sheet. The foregoing pro forma financial information is hereby incorporated by reference.

(d) Exhibits.

Exhibit No.	Description

23.1*	Consent of MNP LLP

99.1*	Jibestream’s Audited Consolidated Financial Statements and the notes related thereto.

99.2*	Jibestream’s Interim Unaudited Consolidated Financial Statements and the notes related thereto.

99.3*	Inpixon and Jibestream’s Unaudited Pro Form Condensed Combined Financial Statements and the notes related thereto.

*	Filed herewith.

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Amended Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the Transaction. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While Inpixon believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. Inpixon’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to Inpixon’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. Inpixon assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INPIXON

Date: July 25, 2019	By:	/s/ Nadir Ali
		Name:	Nadir Ali
		Title:	Chief Executive Officer

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